UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Utilities and High Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31
Date of reporting period: February 28, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

Semi-Annual Report

February 28, 2017

Wells Fargo

Utilities and High Income Fund (ERH)

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*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/utilities-and-high-income-semi.pdf or by calling Wells Fargo Funds at
1-800-222-8222. This complete schedule, filed on Form N-CSRS, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of February 28, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Utilities and High Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 10.01% and 5.15% for the six-month period; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -2.19%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this semi-annual report for the Wells Fargo Utilities and High Income Fund for the six-month period that ended February 28, 2017. During this period, global stocks delivered favorable results overall. U.S. and international stocks returned 10.01% and 5.15% for the six-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -2.19%.

In September 2016, interest-rate uncertainty weighed somewhat on U.S. markets; bonds’ interest rates remained low.

Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices downward. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates remained at low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in July, because market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened. At the front end of the yield curve, anticipation of new money market fund rules resulted in significantly higher yields on many short-term securities.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. largely influenced the markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of pro-growth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year, by a quarter percentage point, to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money fund

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Utilities and High Income Fund	3

reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

Investor optimism continued into February 2017.

January and February brought continued strength in global stock markets. Markets were lifted by factors such as strong trade data from Japan, robust earnings reports by businesses, and investors’ hopes that the U.S. government will approve pro-growth policies, such as a large fiscal stimulus package. Within fixed income, short-term interest rates rose modestly in anticipation of Fed interest-rate hikes. Meanwhile, 10-year Treasury yields ranged between 2.30% and 2.55%, appearing to plateau after the fourth quarter’s sell-off. Spreads of both investment-grade and high-yield bonds compressed slightly, and both taxable and municipal bond mutual fund flows were positive.

Don’t let short-term uncertainty derail long-term investment goals. Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Notice to shareholders

On November 23, 2016, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period beginning December 17, 2016, ending December 31, 2017. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Utilities and High Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Crow Point Partners, LLC

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA®

Timothy P. O’Brien, CFA®

Phillip Susser

Average annual total return (%) as of February 28, 20171

	6 months	1 year	5 year	10 year
Based on market value	(0.32)	9.10	8.73	1.85
Based on net asset value (NAV) per share	2.72	11.95	9.09	3.25

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the six months ended Feburary 28, 2017, was 1.21% which includes 0.26% of interest expense.

Comparison of NAV vs. market value[2]

High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Derivatives involve additional risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities. Illiquid securities may be subject to wide fluctuations in market value and may be difficult to sell. This closed-end fund is no longer available as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Utilities and High Income Fund	5

MANAGERS’ DISCUSSION

Overview

The Fund’s return based on market value was -0.32% for the six-month period that ended February 28, 2017. During the same period, the Fund’s return based on net asset value (NAV) was 2.72%. Based on its NAV return, the Fund underperformed relative to the ERH Blended Index3, which returned 6.73%.

During the reporting period, U.S. stock markets were strong, especially following the presidential election in November 2016, while international stock markets generally posted positive, less robust returns. The U.S. dollar remained strong as well. Although bond interest rates rose during the reporting period, the broad U.S. stock market—including utility stocks—shrugged off the interest-rate headwind to generate very good returns. Within the Fund’s stock portfolio, the allocation to utility preferred stocks rose during the reporting period, the allocation to international stocks increased slightly, and the cash position fell.

The high-yield bond market weathered rising Treasury yields during the reporting period while simultaneously staging a strong rally following the November 2016 presidential election. With rising Treasury yields and higher prices for high-yield bonds, spreads contracted meaningfully. Optimism over potentially growth-friendly policies coming from tax reform and infrastructure spending boosted risk assets, including high-yield bonds.

Detractors from performance

Within the Fund’s stock portfolio, detractors included Georgia Power preferred; Chunghwa Telecom Company, Limited; Enagas S.A.; and Terna SpA Chunghwa reported disappointing earnings and lowered its guidance. Enagas has invested heavily in acquisitions that have yet to bear fruit.

The Fund’s high-yield bond portfolio was hindered by underweights to the metals/mining and energy exploration and production industries. Negative security selection within metals/mining detracted as well.

Ten largest holdings (%) as of February 28, 2017[4]
Eversource Energy	4.53
Enel SpA	4.51
Edison International	4.10
American Electric Power Company Incorporated	4.02
NextEra Energy Incorporated	3.93
Georgia Power Company	3.88
Enagas SA	3.69
Chunghwa Telecom Company Limited ADR	3.38
American Water Works Company Incorporated	3.34
Endesa SA	3.29

Contributors to performance

Within the Fund’s stock portfolio, contributors included utilities Eversource Energy; PNM Resources, Incorporated; and IDACORP, Incorporated. U.S. utility stocks generally benefited during the reporting period as income-oriented investors continued to have limited options—utility shares were one of the few.

The Fund’s high-yield bond portfolio benefited from positive security selection within the wireless and utilities sectors. An overweight to oil-field services contributed on a relative basis, as did an underweight to rate-sensitive BB-rated bonds.

[3]	Source: Wells Fargo Funds Management, LLC. The ERH Blended Index is weighted 70% S&P 500 Utilities Index and 30% BofA Merrill Lynch U.S. High Yield Index (formerly known as BofA Merrill Lynch High Yield Master II Index). The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. The BofA Merrill Lynch U.S. High Yield Index is a market-capitalization weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index.

[4]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

6	Wells Fargo Utilities and High Income Fund	Performance highlights (unaudited)

Credit quality as of February 28, 2017[5]

Country allocation as of February 28, 2017[6]

Management outlook

With regard to the Fund’s allocation to stocks, we believe the economy is improving in the U.S. and, to a lesser extent, in Europe. U.S. short- and long-term interest rates have continued to rise. The U.S. stock market remains buoyed by the anticipation of tax reform, deregulation, fiscal stimulus, and accelerating economic growth; thus far, investors appear undeterred by the somewhat rocky start for the new Trump administration. In the wake of the Brexit surprise in June 2016 and Donald Trump’s unexpected victory in November 2016, elections in three European countries—the Netherlands (March), France (April and May), and Germany (September)—are drawing renewed attention as potential catalysts. The mood of voters, both in the U.S. and abroad, in our view appears generally sour. We are inclined to be somewhat more cautious going forward.

With respect to the Fund’s high-yield bond portfolio, the U.S. Federal Reserve’s guidance in December 2016 of potentially three interest-rate hikes in 2017 appeared to be one more than the market was expecting. Our expectation was similar; in our view, more than two hikes likely would require a jump in inflation combined with a strong stock market. We expect spreads to tighten further before widening to more normal levels in the coming years, and we find the most value in single-B, credit-sensitive bonds and select higher-quality bank loans. One of the most persistent forces benefiting U.S. high yield has been foreign demand for U.S. dollar–denominated debt with yield. Recently, dollar-funding costs for foreign investors have begun to decline. In the long run, we expect the relative performance of high-yield bonds may be primarily driven by corporate fundamentals and defaults. In the near term, our default outlook remains benign and supportive of high yield. Over a full cycle, we believe our continued focus on a bottom-up process—an approach that attempts to minimize downside risk while capturing the return potential of high-yield issuers—may insulate the Fund’s high-yield portfolio from periodic bouts of systemic fears and rebalancing.

[5]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These percentages are subject to change and may have changed since the date specified.

Summary portfolio of investments—February 28, 2017 (unaudited)	Wells Fargo Utilities and High Income Fund	7

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Shares	Value	Percent of net assets

Common Stocks: 58.95%

Energy: 6.36%

Oil, Gas & Consumable Fuels: 6.36%
Enagas SA	175,000	$4,300,235	3.68%
Enbridge Incorporated	73,800	3,088,530	2.65
Other securities		36,153	0.03

		7,424,918	6.36

Telecommunication Services: 7.31%

Diversified Telecommunication Services: 5.14%
Chunghwa Telecom Company Limited ADR	120,000	3,944,400	3.38
Verizon Communications Incorporated	41,291	2,049,272	1.76
Other securities		2,572	0.00

		5,996,244	5.14

Wireless Telecommunication Services: 2.17%
Shenandoah Telecommunications Company	90,000	2,529,000	2.17

Utilities: 45.28%

Electric Utilities: 36.22%
American Electric Power Company Incorporated	70,000	4,687,900	4.02
Edison International	60,000	4,784,400	4.10
Endesa SA	180,000	3,831,954	3.29
Enel SpA	1,225,000	5,258,541	4.51
Eversource Energy	90,000	5,279,400	4.53
Exelon Corporation	16,000	587,360	0.50
Great Plains Energy Incorporated	100,000	2,906,000	2.49
IDACORP Incorporated	25,000	2,073,250	1.78
NextEra Energy Incorporated	35,000	4,585,000	3.93
PNM Resources Incorporated	75,000	2,722,500	2.33
Red Electrica Corporacion SA	40,000	722,299	0.62
Spark Energy Incorporated Class A	36,700	990,900	0.85
Terna SpA	650,000	3,010,601	2.58
Other securities		800,669	0.69

		42,240,774	36.22

Gas Utilities: 0.03%
Other securities		29,768	0.03

Multi-Utilities: 5.69%
CenterPoint Energy Incorporated	50,000	1,366,000	1.17
Dominion Resources Incorporated	300	23,292	0.02
Hera SpA	300,000	743,698	0.64
Public Service Enterprise Group Incorporated	50,000	2,299,000	1.97

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Utilities and High Income Fund	Summary portfolio of investments—February 28, 2017 (unaudited)

Security name			Shares	Value	Percent of net assets

Multi-Utilities (continued)
Sempra Energy			19,900	$2,194,771	1.88%
Other securities				13,555	0.01

				6,640,316	5.69

Water Utilities: 3.34%
American Water Works Company Incorporated			50,000	3,900,000	3.34

Total Common Stocks (Cost $49,954,755)				68,761,020	58.95

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 29.72%

Consumer Discretionary: 6.04%

Auto Components: 0.52%
Other securities				603,198	0.52

Distributors: 0.09%
Other securities				100,157	0.09

Diversified Consumer Services: 0.42%
Service Corporation International	7.50%	4-1-2027	$351,000	415,935	0.36
Other securities				73,800	0.06

				489,735	0.42

Hotels, Restaurants & Leisure: 1.14%
CCM Merger Incorporated 144A	9.13	5-1-2019	425,000	438,281	0.37
Greektown Holdings LLC 144A	8.88	3-15-2019	675,000	707,906	0.61
Other securities				190,383	0.16

				1,336,570	1.14

Leisure Products: 0.05%
Other securities				64,513	0.05

Media: 2.82%
Other securities				3,284,749	2.82

Specialty Retail: 0.94%
Other securities				1,099,988	0.94

Textiles, Apparel & Luxury Goods: 0.06%
Other securities				71,063	0.06

Consumer Staples: 0.69%

Beverages: 0.10%
Other securities				113,275	0.10

Food Products: 0.57%
Other securities				671,598	0.57

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—February 28, 2017 (unaudited)	Wells Fargo Utilities and High Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Household Products: 0.02%
Other securities				$21,350	0.02%

Energy: 7.44%

Energy Equipment & Services: 2.38%
NGPL PipeCo LLC 144A	7.77%	12-15-2037	$725,000	821,063	0.70
PHI Incorporated	5.25	3-15-2019	455,000	442,488	0.38
Other securities				1,516,508	1.30

				2,780,059	2.38

Oil, Gas & Consumable Fuels: 5.06%
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	500,000	505,000	0.43
Other securities				5,394,688	4.63

				5,899,688	5.06

Financials: 2.33%

Banks: 0.30%
Other securities				347,286	0.30

Consumer Finance: 1.32%
Other securities				1,540,278	1.32

Diversified Financial Services: 0.27%
Other securities				314,156	0.27

Insurance: 0.44%
Other securities				520,001	0.44

Health Care: 2.84%

Health Care Equipment & Supplies: 0.51%
Other securities				599,700	0.51

Health Care Providers & Services: 1.63%
Other securities				1,897,287	1.63

Health Care Technology: 0.61%
Other securities				705,201	0.61

Pharmaceuticals: 0.09%
Other securities				104,538	0.09

Industrials: 1.03%

Airlines: 0.10%
Other securities				115,056	0.10

Commercial Services & Supplies: 0.75%
Other securities				870,876	0.75

Professional Services: 0.01%
Other securities				19,156	0.01

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Utilities and High Income Fund	Summary portfolio of investments—February 28, 2017 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Trading Companies & Distributors: 0.17%
Other securities				$194,513	0.17%

Information Technology: 2.84%

Communications Equipment: 0.09%
Other securities				107,000	0.09

Electronic Equipment, Instruments & Components: 0.69%
Jabil Circuit Incorporated	8.25%	3-15-2018	$620,000	659,643	0.57
Other securities				146,046	0.12

				805,689	0.69

Internet Software & Services: 0.25%
Other securities				290,184	0.25

IT Services: 0.24%
Other securities				281,661	0.24

Semiconductors & Semiconductor Equipment: 0.32%
Other securities				369,914	0.32

Software: 0.20%
Other securities				229,098	0.20

Technology Hardware, Storage & Peripherals: 1.05%
Diamond 1 Finance Corporation 144A	7.13	6-15-2024	425,000	469,576	0.40
NCR Corporation	6.38	12-15-2023	475,000	507,656	0.44
Other securities				253,746	0.21

				1,230,978	1.05

Materials: 0.82%

Chemicals: 0.04%
Other securities				48,564	0.04

Containers & Packaging: 0.78%
Other securities				908,890	0.78

Real Estate: 2.30%

Equity REITs: 1.99%
Other securities				2,324,533	1.99

Real Estate Management & Development: 0.31%
Other securities				357,438	0.31

Telecommunication Services: 2.06%

Diversified Telecommunication Services: 0.84%
Other securities				978,616	0.84

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—February 28, 2017 (unaudited)	Wells Fargo Utilities and High Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Wireless Telecommunication Services: 1.22%
Sprint Capital Corporation	6.88%	11-15-2028	$425,000	$454,750	0.39%
T-Mobile USA Incorporated	6.73	4-28-2022	375,000	390,000	0.33
Other securities				578,194	0.50

				1,422,944	1.22

Utilities: 1.33%

Gas Utilities: 0.07%
Other securities				75,375	0.07

Independent Power & Renewable Electricity Producers: 1.26%
NSG Holdings LLC 144A	7.75	12-15-2025	386,264	418,614	0.36
TerraForm Power Operating LLC 144A	6.38	2-1-2023	425,000	439,875	0.38
Other securities				611,987	0.52

				1,470,476	1.26

Total Corporate Bonds and Notes (Cost $33,092,212)				34,665,351	29.72

Loans: 0.99%

Consumer Discretionary: 0.32%

Hotels, Restaurants & Leisure: 0.32%
Other securities				366,401	0.32

Energy: 0.08%

Energy Equipment & Services: 0.03%
Other securities				41,808	0.03

Oil, Gas & Consumable Fuels: 0.05%
Other securities				54,000	0.05

Financials: 0.04%

Capital Markets: 0.04%
Other securities				49,500	0.04

Health Care: 0.02%

Health Care Providers & Services: 0.02%
Other securities				25,375	0.02

Industrials: 0.11%

Commercial Services & Supplies: 0.11%
Other securities				128,933	0.11

Information Technology: 0.37%

Internet Software & Services: 0.35%
Other securities				406,323	0.35

Technology Hardware, Storage & Peripherals: 0.02%
Other securities				28,300	0.02

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Utilities and High Income Fund	Summary portfolio of investments—February 28, 2017 (unaudited)

Security name			Value	Percent of net assets

Utilities: 0.05%

Electric Utilities: 0.05%
Other securities			$50,289	0.05%

Total Loans (Cost $1,127,324)			1,150,929	0.99

	Dividend yield	Shares
Preferred Stocks: 17.98%

Utilities: 17.98%

Electric Utilities: 12.41%
Alabama Power Company	6.45%	68,347	1,774,890	1.52
Alabama Power Company	6.50	103,283	2,727,322	2.34
Entergy Louisiana LLC	4.88	30,000	681,900	0.58
Georgia Power Company	6.50	44,043	4,524,097	3.88
Gulf Power Company	6.45	30,000	3,052,242	2.62
NextEra Energy Capital	5.25	18,826	448,624	0.38
The Connecticut Light & Power Company	5.28	12,000	630,750	0.54
The Connecticut Light & Power Company	6.56	12,000	641,626	0.55

			14,481,451	12.41

Multi-Utilities: 5.57%
Dominion Resources Incorporated	5.25	74,195	1,746,550	1.50
DTE Energy Company	6.00	40,000	1,028,800	0.88
Just Energy Group Incorporated ±	1.26	150,000	3,718,500	3.19

			6,493,850	5.57

Total Preferred Stocks (Cost $21,039,800)			20,975,301	17.98

Rights: 0.02%

Utilities: 0.02%

Electric Utilities: 0.02%
Other securities		23,978	23,978	0.02

Total Rights (Cost $26,376)			23,978	0.02

Warrants: 0.00%

Utilities: 0.00%

Gas Utilities: 0.00%
Other securities		16,000	50	0.00

Total Warrants (Cost $30,480)			50	0.00

Yankee Corporate Bonds and Notes: 3.23%

Energy: 0.77%

Energy Equipment & Services: 0.12%
Other securities			140,400	0.12

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—February 28, 2017 (unaudited)	Wells Fargo Utilities and High Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Oil, Gas & Consumable Fuels: 0.65%
Teekay Corporation	8.50%	1-15-2020	$535,000	$535,000	0.46%
Other securities				228,242	0.19

				763,242	0.65

Financials: 0.11%

Banks: 0.11%
Other securities				131,691	0.11

Health Care: 0.77%

Pharmaceuticals: 0.77%
Valeant Pharmaceuticals International Incorporated 144A	6.13	4-15-2025	550,000	441,375	0.38
Other securities				452,480	0.39

				893,855	0.77

Industrials: 0.59%

Building Products: 0.01%
Other securities				16,125	0.01

Commercial Services & Supplies: 0.56%
Other securities				647,429	0.56

Machinery: 0.02%
Other securities				20,300	0.02

Materials: 0.12%

Containers & Packaging: 0.05%
Other securities				54,500	0.05

Metals & Mining: 0.07%
Other securities				80,501	0.07

Telecommunication Services: 0.87%

Diversified Telecommunication Services: 0.87%
Intelsat Jackson Holdings SA	5.50	8-1-2023	545,000	451,669	0.39
Other securities				560,484	0.48

				1,012,153	0.87

Total Yankee Corporate Bonds and Notes (Cost $4,169,904)				3,760,196	3.23

	Yield		Shares
Short-Term Investments: 7.36%

Investment Companies: 7.36%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.48		8,583,240	8,583,240	7.36

Total Short-Term Investments (Cost $8,583,240)				8,583,240	7.36

Total investments in securities (Cost $118,024,091) *				137,920,065	118.25
Other assets and liabilities, net				(21,282,111)	(18.25)

Total net assets				$116,637,954	100.00%

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Utilities and High Income Fund	Summary portfolio of investments—February 28, 2017 (unaudited)

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for unfunded term loans.

*	Cost for federal income tax purposes is $118,287,863 and unrealized gains (losses) consists of:

Gross unrealized gains	$24,791,980
Gross unrealized losses	(5,159,778)

Net unrealized gains	$19,632,202

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—February 28, 2017 (unaudited)	Wells Fargo Utilities and High Income Fund	15

Assets
Investments
In unaffiliated securities, at value (cost $109,440,851)	$129,336,825
In affiliated securities, at value (cost $8,583,240)	8,583,240

Total investments, at value (cost $118,024,091)	137,920,065
Foreign currency, at value (cost $464,924)	457,061
Receivable for investments sold	71,551
Receivable for dividends and interest	1,045,318
Prepaid expenses and other assets	7,007

Total assets	139,501,002

Liabilities
Dividends payable	693,312
Payable for investments purchased	76,730
Secured borrowing payable	22,000,000
Advisory fee payable	62,843
Administration fee payable	5,237
Accrued expenses and other liabilities	24,926

Total liabilities	22,863,048

Total net assets	$116,637,954

NET ASSETS CONSIST OF
Paid-in capital	$151,604,675
Overdistributed net investment income	(307,173)
Accumulated net realized losses on investments	(54,543,087)
Net unrealized gains on investments	19,883,539

Total net assets	$116,637,954

NET ASSET VALUE PER SHARE
Based on $116,637,954 divided by 9,244,157 shares issued and outstanding (unlimited number of shares authorized)	$12.62

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Utilities and High Income Fund	Statement of operations—six months ended February 28, 2017 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $85,247)	$3,546,885
Interest	1,394,152
Income from affiliated securities	13,269

Total investment income	4,954,306

Expenses
Advisory fee	406,374
Administration fee	33,864
Custody and accounting fees	12,711
Professional fees	61,500
Shareholder report expenses	715
Trustees’ fees and expenses	23,456
Transfer agent fees	2,699
Interest expense	145,808
Other fees and expenses	2,194

Total expenses	689,321

Net investment income	4,264,985

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(2,829,231)
Written options	50,778

Net realized losses on investments	(2,778,453)

Net change in unrealized gains (losses) on:
Unaffiliated securities	1,521,056
Written options	(44,822)

Net change in unrealized gains (losses) on investments	1,476,234

Net realized and unrealized gains (losses) on investments	(1,302,219)

Net increase in net assets resulting from operations	$2,962,766

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Utilities and High Income Fund	17

	Six months ended February 28, 2017 (unaudited)	Year ended August 31, 2016

Operations
Net investment income	$4,264,985	$7,903,851
Net realized losses on investments	(2,778,453)	(588,730)
Net change in unrealized gains (losses) on investments	1,476,234	3,838,787

Net increase in net assets resulting from operations	2,962,766	11,153,908

Distributions to shareholders from
Net investment income	(4,159,365)	(8,311,826)

Capital share transactions
Net asset value of shares issued under the Automatic Dividend Reinvestment Plan	34,311	109,977

Total increase (decrease) in net assets	(1,162,288)	2,952,059

Net assets
Beginning of period	117,800,242	114,848,183

End of period	$116,637,954	$117,800,242

Overdistributed net investment income	$(307,173)	$(190,837)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Utilities and High Income Fund	Statement of cash flows—six months ended February 28, 2017 (unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$2,962,766

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of securities	(34,822,862)
Proceeds from sale of securities	31,734,662
Amortization	(98,355)
Proceeds from sales of short-term securities, net	3,389,568
Decrease in receivable for investments sold	148,701
Decrease in receivable for dividends and interest	210,818
Increase in prepaid expenses and other assets	(227)
Decrease in payable for investments purchased	(149,676)
Decrease in due to custodian bank	(33,300)
Decrease in advisory fee payable	(9,431)
Decrease in administration fee payable	(786)
Decrease in accrued expenses and other liabilities	(81,571)
Litigation payments received	512
Net realized losses on investments	2,778,453
Net change in unrealized gains (losses) on investments	(1,476,234)

Net cash provided by operating activities	4,553,038

Cash flows from financing activities:
Cash distributions paid	(4,124,572)

Net cash used in financing activities	(4,124,572)

Net increase in cash	428,466

Cash (including foreign currency):
Beginning of period	$28,595

End of period	$457,061

Supplemental cash disclosure
Cash paid for interest	$142,629

Supplemental non-cash financing disclosure
Reinvestment of dividends	$34,311

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Utilities and High Income Fund	19

(For a share outstanding throughout each period)

	Six months ended February 28, 2017 (unaudited)	Year ended August 31
		2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.75	$12.44	$13.83	$12.24	$11.74	$11.75
Net investment income	0.46	0.86	0.91	0.97 [1]	0.87 [1]	0.87 [1]
Net realized and unrealized gains (losses) on investments	(0.14)	0.35	(1.40)	1.52	0.53	0.02

Total from investment operations	0.32	1.21	(0.49)	2.49	1.40	0.89
Distributions to shareholders from
Net investment income	(0.45)	(0.90)	(0.90)	(0.90)	(0.90)	(0.90)
Net asset value, end of period	$12.62	$12.75	$12.44	$13.83	$12.24	$11.74
Market value, end of period	$12.42	$12.93	$10.89	$12.87	$12.04	$11.92
Total return based on market value[2]	(0.32)%	27.83%	(9.11)%	14.89%	8.93%	17.03%
Ratios to average net assets (annualized)
Net expenses[3]	1.21%	1.19%	1.19%	1.11%	1.25%	1.20%
Net investment income	7.51%	6.83%	6.88%	7.38%	7.11%	7.48%
Supplemental data
Portfolio turnover rate	22%	85%	61%	29%	65%	48%
Net assets, end of period (000s omitted)	$116,638	$117,800	$114,848	$127,678	$113,001	$108,327

Borrowings outstanding, end of period (000s omitted)	$22,000	$22,000	$22,000	$22,000	$22,000	$22,000
Asset coverage per $1,000 of borrowing, end of period	$6,302	$6,355	$6,220	$6,804	$6,136	$5,866

[1]	Calculated based upon average shares outstanding

[2]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

[3]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended February 28, 2017 (unaudited)	0.26%
Year ended August 31, 2016	0.21%
Year ended August 31, 2015	0.16%
Year ended August 31, 2014	0.19%
Year ended August 31, 2013	0.21%
Year ended August 31, 2012	0.25%

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Utilities and High Income Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

The Wells Fargo Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004. Originally classified as non-diversified, the Fund now is classified as a diversified closed-end management investment company and is registered under the Investment Company Act of 1940, as amended. As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On February 28, 2017, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange

Notes to financial statements (unaudited)	Wells Fargo Utilities and High Income Fund	21

or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

22	Wells Fargo Utilities and High Income Fund	Notes to financial statements (unaudited)

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of August 31, 2016, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

		No expiration
2017	2018	Short-term
$19,833,087	$27,435,579	$4,258,819

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements (unaudited)	Wells Fargo Utilities and High Income Fund	23

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 28, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Energy	$7,424,918	$0	$0	$7,424,918
Telecommunication services	8,525,244	0	0	8,525,244
Utilities	52,810,858	0	0	52,810,858

Corporate bonds and notes	0	34,665,351	0	34,665,351

Loans	0	689,436	461,493	1,150,929

Preferred stocks
Utilities	12,148,471	8,826,830	0	20,975,301

Rights
Utilities	0	23,978	0	23,978

Warrants
Utilities	0	50	0	50

Yankee corporate bonds and notes	0	3,759,824	372	3,760,196

Short-term investments
Investment companies	8,583,240	0	0	8,583,240
Total assets	$89,492,731	$47,965,469	$461,865	$137,920,065

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At February 28, 2017, the Fund had no material transfers between Level 1 and Level 2. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain investment subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo) and Crow Point Partners, LLC are each investment subadvisers to the Fund and are each entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

During the six months ended February 28, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $9,391 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $4,015 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the six months ended February 28, 2017 and the year ended August 31, 2016, the Fund issued 2,775 and 8,550 shares, respectively. During the six months ended February 28, 2017, the Fund did not repurchase any of it shares under the open-market share repurchase program.

24	Wells Fargo Utilities and High Income Fund	Notes to financial statements (unaudited)

6. BORROWINGS

The Fund has borrowed $22 million through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $25 million with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which is waived if the amount drawn on the Facility is over 75% of the committed amount.

At February 28, 2017, the Fund had borrowings outstanding in the amount of $22,021,169 (including accrued interest payable). During the six months ended February 28, 2017, an effective interest rate of 1.34% was incurred on the borrowings and the Fund incurred interest expense in the amount of $145,808, representing 0.26% of the Fund’s average daily net assets.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended February 28, 2017 were $32,775,176 and $28,914,455, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

As of February 28, 2017, the Fund had unfunded term loan commitments of $25,170.

8. DERIVATIVE TRANSACTIONS

During the six months ended February 28, 2017, the Fund entered into written options for economic hedging purposes.

During the six months ended February 28, 2017, the Fund had written call/put option activities as follows:

	Number of contracts	Premiums received
Options outstanding at August 31, 2016	749	$52,977
Options expired	(385)	(17,501)
Options closed	(364)	(35,476)
Options outstanding at February 28, 2017	0	$0

As of February 28, 2017, the Fund did not have any open written options. The Fund had an average of 116 written option contracts during the six months ended February 28, 2017.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in utilities companies and, therefore, would be more affected by changes in that industry than would be a fund whose investments are not heavily weighted in the industry.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Management is currently assessing the potential impact on the financial statements that may result from adopting this ASU. This ASU is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those financial years, with early adoption permitted.

Notes to financial statements (unaudited)	Wells Fargo Utilities and High Income Fund	25

In November 2016, FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash (a Consensus of the Emerging Issues Task Force), which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts general described as restricted cash or restricted cash equivalents. Amounts described as restricted cash and restricted cash equivalents should be included with the cash and cash equivalents in reconciling the beginning and end of period total amounts shown on the statement of cash flows. Management is currently assessing the potential impact on the financial statements that may result from adopting this ASU. This ASU is effective for interim and annual reporting periods beginning after December 15, 2017.

In December 2016, FASB issued ASU No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

12. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

13. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration date	Record date	Payable date	Per share amount
March 1, 2017	March 15, 2017	April 3, 2017	$0.075
March 31, 2017	April 18, 2017	May 1, 2017	0.075
April 28, 2017	May 18, 2017	June 1, 2017	0.075

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

26	Wells Fargo Utilities and High Income Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

On December 5, 2016, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of Trustees:

Net assets voted “For”	Peter G. Gordon	$100,521,179
Net assets voted “Against”		$4,459,245
Net assets voted “For”	Timothy J. Penny	$100,655,166
Net assets voted “Against”		$4,325,258
Net assets voted “For”	Michael S. Scofield	$100,651,454
Net assets voted “Against”		$4,328,970

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Utilities and High Income Fund	27

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Class II - Non-Interested Trustees to serve until 2018 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust

28	Wells Fargo Utilities and High Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Class III - Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders
Peter G. Gordon* (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2004	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

Automatic dividend reinvestment plan	Wells Fargo Utilities and High Income Fund	29

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

30	Wells Fargo Utilities and High Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

302021 04-17 SUHIF/SAR152 2-17

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

Wells Fargo Utilities and High Income Fund included a Summary Portfolio of Investments under Item 1. A Portfolio of Investments for Wells Fargo Utilities and High Income Fund is filed under this Item.

Portfolio of investments—February 28, 2017 (unaudited)	Wells Fargo Utilities and High Income Fund	1

Security name	Shares	Value

Common Stocks: 58.95%

Energy: 6.36%

Oil, Gas & Consumable Fuels: 6.36%
Enagas SA	175,000	$4,300,235
Enbridge Incorporated	73,800	3,088,530
Swift Energy Company †(i)	1,236	36,153

		7,424,918

Telecommunication Services: 7.31%

Diversified Telecommunication Services: 5.14%
CenturyLink Incorporated	106	2,572
Chunghwa Telecom Company Limited ADR	120,000	3,944,400
Verizon Communications Incorporated	41,291	2,049,272

		5,996,244

Wireless Telecommunication Services: 2.17%
Shenandoah Telecommunications Company	90,000	2,529,000

Utilities: 45.28%

Electric Utilities: 36.22%
Alliant Energy Corporation	8,000	315,840
American Electric Power Company Incorporated	70,000	4,687,900
Chesapeake Utilities Corporation	300	20,685
Edison International	60,000	4,784,400
Endesa SA	180,000	3,831,954
Enel SpA	1,225,000	5,258,541
Entergy Corporation	1,000	76,660
Eversource Energy	90,000	5,279,400
Exelon Corporation	16,000	587,360
Great Plains Energy Incorporated	100,000	2,906,000
IDACORP Incorporated	25,000	2,073,250
NextEra Energy Incorporated	35,000	4,585,000
PNM Resources Incorporated	75,000	2,722,500
Red Electrica Corporacion SA	40,000	722,299
Spark Energy Incorporated Class A	36,700	990,900
Terna SpA	650,000	3,010,601
Vistra Energy Corporation	23,978	387,484

		42,240,774

Gas Utilities: 0.03%
New Jersey Resources Corporation	400	15,760
South Jersey Industries Incorporated	400	14,008

		29,768

Multi-Utilities: 5.69%
CenterPoint Energy Incorporated	50,000	1,366,000
Dominion Resources Incorporated	300	23,292
Hera SpA	300,000	743,698

2	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 28, 2017 (unaudited)

Security name			Shares	Value

Multi-Utilities (continued)
MDU Resources Group Incorporated			500	$13,555
Public Service Enterprise Group Incorporated			50,000	2,299,000
Sempra Energy			19,900	2,194,771

				6,640,316

Water Utilities: 3.34%
American Water Works Company Incorporated			50,000	3,900,000

Total Common Stocks (Cost $49,954,755)				68,761,020

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 29.72%

Consumer Discretionary: 6.04%

Auto Components: 0.52%
Allison Transmission Incorporated 144A	5.00%	10-1-2024	$350,000	356,125
Cooper Tire & Rubber Company (i)	7.63	3-15-2027	202,000	220,948
Goodyear Tire & Rubber Company	7.00	5-15-2022	25,000	26,125

				603,198

Distributors: 0.09%
LKQ Corporation	4.75	5-15-2023	100,000	100,157

Diversified Consumer Services: 0.42%
Service Corporation International	7.50	4-1-2027	351,000	415,935
Service Corporation International	7.63	10-1-2018	25,000	27,000
Service Corporation International	8.00	11-15-2021	40,000	46,800

				489,735

Hotels, Restaurants & Leisure: 1.14%
Brinker International Incorporated 144A	5.00	10-1-2024	75,000	73,688
CCM Merger Incorporated 144A	9.13	5-1-2019	425,000	438,281
Greektown Holdings LLC 144A	8.88	3-15-2019	675,000	707,906
Hilton Worldwide Finance LLC	5.63	10-15-2021	15,000	15,445
Speedway Motorsports Incorporated	5.13	2-1-2023	100,000	101,250

				1,336,570

Leisure Products: 0.05%
Vista Outdoor Incorporated	5.88	10-1-2023	65,000	64,513

Media: 2.82%
Altice US Finance I Corporation 144A	5.38	7-15-2023	200,000	208,500
Altice US Finance I Corporation 144A	5.50	5-15-2026	100,000	103,375
AMC Entertainment Holdings Incorporated 144A	5.88	11-15-2026	75,000	76,712
Cablevision Systems Corporation	8.63	9-15-2017	145,000	149,531
CBS Radio Incorporated 144A	7.25	11-1-2024	5,000	5,338
CCO Holdings LLC	5.13	2-15-2023	50,000	52,063
CCO Holdings LLC 144A	5.13	5-1-2023	135,000	140,063
CCO Holdings LLC	5.25	9-30-2022	90,000	93,600

Portfolio of investments—February 28, 2017 (unaudited)	Wells Fargo Utilities and High Income Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)
CCO Holdings LLC 144A	5.38%	5-1-2025	$335,000	$350,913
CCO Holdings LLC 144A	5.50	5-1-2026	5,000	5,306
CCO Holdings LLC 144A	5.75	2-15-2026	275,000	294,250
CCO Holdings LLC 144A	5.88	4-1-2024	125,000	134,063
Cequel Communications Holdings I LLC 144A	7.75	7-15-2025	100,000	111,125
CSC Holdings LLC	7.88	2-15-2018	75,000	78,563
CSC Holdings LLC	8.63	2-15-2019	125,000	138,204
EMI Music Publishing 144A	7.63	6-15-2024	50,000	54,875
Gray Television Incorporated 144A	5.13	10-15-2024	100,000	98,750
Gray Television Incorporated 144A	5.88	7-15-2026	325,000	329,573
Lamar Media Corporation	5.88	2-1-2022	75,000	77,363
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	100,000	100,000
National CineMedia LLC	5.75	8-15-2026	100,000	102,000
National CineMedia LLC	6.00	4-15-2022	225,000	232,594
Nexstar Broadcasting Group Incorporated 144A	5.63	8-1-2024	75,000	76,688
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	150,000	156,938
Outfront Media Capital Corporation	5.25	2-15-2022	15,000	15,581
Outfront Media Capital Corporation	5.63	2-15-2024	29,000	30,450
Outfront Media Capital Corporation	5.88	3-15-2025	65,000	68,331

				3,284,749

Specialty Retail: 0.94%
Asbury Automotive Group Incorporated	6.00	12-15-2024	300,000	312,000
Group 1 Automotive Incorporated	5.00	6-1-2022	100,000	103,000
Penske Auto Group Incorporated	5.38	12-1-2024	300,000	304,500
Penske Auto Group Incorporated	5.75	10-1-2022	99,000	102,713
Sonic Automotive Incorporated	5.00	5-15-2023	70,000	68,775
Sonic Automotive Incorporated	7.00	7-15-2022	200,000	209,000

				1,099,988

Textiles, Apparel & Luxury Goods: 0.06%
Wolverine World Wide Company 144A	5.00	9-1-2026	75,000	71,063

Consumer Staples: 0.69%

Beverages: 0.10%
Cott Beverages Incorporated	5.38	7-1-2022	50,000	51,250
Cott Beverages Incorporated	6.75	1-1-2020	60,000	62,025

				113,275

Food Products: 0.57%
B&G Foods Incorporated	4.63	6-1-2021	30,000	30,375
Darling Ingredients Incorporated	5.38	1-15-2022	15,000	15,581
Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	85,000	87,338
Pinnacle Foods Incorporated 144A	5.63	5-1-2024	25,000	25,438
Post Holdings Incorporated 144A	5.00	8-15-2026	75,000	72,234
Post Holdings Incorporated 144A	5.50	3-1-2025	50,000	51,000
Post Holdings Incorporated 144A	5.75	3-1-2027	50,000	50,594
Post Holdings Incorporated 144A	8.00	7-15-2025	100,000	112,750
Prestige Brands Incorporated 144A	6.38	3-1-2024	10,000	10,600

4	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 28, 2017 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Food Products (continued)
Simmons Foods Incorporated 144A	7.88%	10-1-2021	$175,000	$184,188
US Foods Incorporated 144A	5.88	6-15-2024	30,000	31,500

				671,598

Household Products: 0.02%
Central Garden & Pet Company	6.13	11-15-2023	20,000	21,350

Energy: 7.44%

Energy Equipment & Services: 2.38%
Bristow Group Incorporated	6.25	10-15-2022	325,000	281,938
Era Group Incorporated	7.75	12-15-2022	215,000	210,163
Hilcorp Energy Company 144A	5.00	12-1-2024	150,000	143,625
Hilcorp Energy Company 144A	5.75	10-1-2025	150,000	148,875
Hornbeck Offshore Services Incorporated	1.50	9-1-2019	350,000	245,219
Hornbeck Offshore Services Incorporated	5.00	3-1-2021	150,000	97,125
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	235,000	156,275
NGPL PipeCo LLC 144A	7.12	12-15-2017	190,000	196,888
NGPL PipeCo LLC 144A	7.77	12-15-2037	725,000	821,063
NGPL PipeCo LLC 144A	9.63	6-1-2019	35,000	36,400
PHI Incorporated	5.25	3-15-2019	455,000	442,488

				2,780,059

Oil, Gas & Consumable Fuels: 5.06%
Archrock Partners LP	6.00	10-1-2022	50,000	49,875
Continental Resources Incorporated	3.80	6-1-2024	50,000	46,313
Crestwood Midstream Partners LP	6.25	4-1-2023	150,000	155,625
Denbury Resources Incorporated	4.63	7-15-2023	325,000	253,500
Denbury Resources Incorporated	6.38	8-15-2021	160,000	142,800
Enable Midstream Partner LP	2.40	5-15-2019	275,000	272,831
Enable Midstream Partner LP	3.90	5-15-2024	150,000	146,852
Enable Midstream Partner LP	5.00	5-15-2044	25,000	23,255
Enable Oklahoma Intrastate Transmission LLC 144A	6.25	3-15-2020	50,000	52,777
EnLink Midstream LLC	4.15	6-1-2025	225,000	224,832
EnLink Midstream LLC	4.40	4-1-2024	250,000	254,274
Exterran Partners LP	6.00	4-1-2021	275,000	275,000
Gulfport Energy Corporation 144A	6.00	10-15-2024	75,000	74,625
Gulfport Energy Corporation 144A	6.38	5-15-2025	75,000	75,375
Gulfport Energy Corporation	6.63	5-1-2023	200,000	203,500
Kinder Morgan Incorporated	6.50	9-15-2020	45,000	50,598
Kinder Morgan Incorporated (i)	7.42	2-15-2037	90,000	101,212
Matador Resources Company 144A	6.88	4-15-2023	25,000	26,375
Murphy Oil Corporation	4.70	12-1-2022	175,000	171,938
Murphy Oil Corporation	6.88	8-15-2024	50,000	53,525
Nabors Industries Incorporated 144A	5.50	1-15-2023	25,000	25,797
Overseas Shipholding Group Incorporated	8.13	3-30-2018	175,000	180,688
PDC Energy Incorporated 144A	6.13	9-15-2024	50,000	51,625
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	325,000	342,875
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	300,000	319,500
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	130,000	143,650

Portfolio of investments—February 28, 2017 (unaudited)	Wells Fargo Utilities and High Income Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Rose Rock Midstream LP	5.63%	7-15-2022	$100,000	$98,250
Rose Rock Midstream LP	5.63	11-15-2023	75,000	73,125
Sabine Oil & Gas Corporation (i)(s)	7.25	6-15-2019	50,000	50
Sabine Oil & Gas Corporation (i)(s)	7.50	9-15-2020	260,000	260
Sabine Pass Liquefaction LLC	5.63	2-1-2021	125,000	135,935
Sabine Pass Liquefaction LLC	5.63	4-15-2023	165,000	181,462
Sabine Pass Liquefaction LLC	5.63	3-1-2025	50,000	54,875
Sabine Pass Liquefaction LLC	5.75	5-15-2024	75,000	83,036
Sabine Pass Liquefaction LLC 144A	5.88	6-30-2026	100,000	111,988
Sabine Pass Liquefaction LLC	6.25	3-15-2022	200,000	225,616
SemGroup Corporation	7.50	6-15-2021	350,000	365,750
Southwestern Energy Company	4.10	3-15-2022	75,000	66,656
Southwestern Energy Company	6.70	1-23-2025	125,000	120,000
Summit Midstream Holdings LLC	5.75	4-15-2025	25,000	25,375
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	500,000	505,000
Tesoro Logistics LP	5.25	1-15-2025	50,000	52,688
Tesoro Logistics LP	6.13	10-15-2021	25,000	26,094
Tesoro Logistics LP	6.38	5-1-2024	25,000	27,177
Western Gas Partners LP	5.38	6-1-2021	25,000	27,134

				5,899,688

Financials: 2.33%

Banks: 0.30%
CIT Group Incorporated 144A	5.50	2-15-2019	100,000	105,313
CIT Group Incorporated 144A	6.63	4-1-2018	231,000	241,973

				347,286

Consumer Finance: 1.32%
Ally Financial Incorporated	8.00	12-31-2018	75,000	82,359
Ally Financial Incorporated	8.00	3-15-2020	203,000	232,159
Navient Corporation	8.00	3-25-2020	175,000	189,852
Navient Corporation	8.45	6-15-2018	125,000	133,594
OneMain Financial Group LLC 144A	7.25	12-15-2021	300,000	313,500
Springleaf Finance Corporation	6.00	6-1-2020	100,000	101,750
Springleaf Finance Corporation	6.50	9-15-2017	50,000	50,938
Springleaf Finance Corporation	6.90	12-15-2017	243,000	250,594
Springleaf Finance Corporation	7.75	10-1-2021	25,000	26,719
Springleaf Finance Corporation	8.25	10-1-2023	150,000	158,813

				1,540,278

Diversified Financial Services: 0.27%
Infinity Acquisition LLC 144A(i)	7.25	8-1-2022	125,000	110,156
NewStar Financial Incorporated	7.25	5-1-2020	200,000	204,000

				314,156

Insurance: 0.44%
Hub Holdings LLC (PIK at 8.88%) 144A¥	8.13	7-15-2019	175,000	176,313
Hub International Limited 144A	7.88	10-1-2021	325,000	343,688

				520,001

6	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 28, 2017 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 2.84%

Health Care Equipment & Supplies: 0.51%
Hill-Rom Holdings Incorporated 144A	5.75%	9-1-2023	$25,000	$26,125
Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	50,000	50,250
Hologic Incorporated 144A	5.25	7-15-2022	90,000	93,825
Kinetics Concepts Incorporated 144A	7.88	2-15-2021	200,000	215,500
Surgery Center Holdings Company 144A	8.88	4-15-2021	200,000	214,000

				599,700

Health Care Providers & Services: 1.63%
Acadia Healthcare Company Incorporated	6.50	3-1-2024	20,000	21,250
DaVita HealthCare Partners Incorporated	5.00	5-1-2025	35,000	35,217
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	170,000	177,225
HCA Incorporated	5.88	3-15-2022	25,000	27,594
HCA Incorporated	6.50	2-15-2020	325,000	356,623
HealthSouth Corporation	5.75	9-15-2025	75,000	75,938
Mednax Incorporated 144A	5.25	12-1-2023	50,000	51,688
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	125,000	134,688
MPT Operating Partnership LP	5.25	8-1-2026	100,000	101,000
MPT Operating Partnership LP	6.38	2-15-2022	125,000	129,219
MPT Operating Partnership LP	6.38	3-1-2024	10,000	10,675
Select Medical Corporation	6.38	6-1-2021	315,000	316,969
TeamHealth Incorporated 144A	6.38	2-1-2025	25,000	24,813
Tenet Healthcare Corporation	6.00	10-1-2020	50,000	53,000
Tenet Healthcare Corporation 144A	7.50	1-1-2022	35,000	37,888
Vizient Incorporated 144A	10.38	3-1-2024	300,000	343,500

				1,897,287

Health Care Technology: 0.61%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	175,000	180,688
Change Healthcare Holdings Incorporated 144A	6.00	2-15-2021	150,000	159,750
Change Healthcare Holdings Incorporated	11.00	12-31-2019	355,000	364,763

				705,201

Pharmaceuticals: 0.09%
Endo Finance LLC 144A	5.38	1-15-2023	50,000	44,250
Endo Finance LLC 144A	5.75	1-15-2022	65,000	60,288

				104,538

Industrials: 1.03%

Airlines: 0.10%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	100,000	115,056

Commercial Services & Supplies: 0.75%
Acco Brands Corporation 144A	5.25	12-15-2024	25,000	25,313
Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	200,000	204,500
Aramark Services Incorporated	5.13	1-15-2024	60,000	62,856
Covanta Holding Corporation	5.88	3-1-2024	185,000	187,775
Covanta Holding Corporation	6.38	10-1-2022	195,000	201,094
Covanta Holding Corporation	7.25	12-1-2020	110,000	113,025
The ServiceMaster Company LLC 144A	5.13	11-15-2024	75,000	76,313

				870,876

Portfolio of investments—February 28, 2017 (unaudited)	Wells Fargo Utilities and High Income Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Professional Services: 0.01%
Ascent Capital Group Incorporated	4.00%	7-15-2020	$25,000	$19,156

Trading Companies & Distributors: 0.17%
Ashtead Capital Incorporated 144A	6.50	7-15-2022	150,000	156,886
International Lease Finance Corporation 144A	7.13	9-1-2018	35,000	37,627

				194,513

Information Technology: 2.84%

Communications Equipment: 0.09%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	100,000	107,000

Electronic Equipment, Instruments & Components: 0.69%
Jabil Circuit Incorporated	8.25	3-15-2018	620,000	659,643
Zebra Technologies Corporation	7.25	10-15-2022	135,000	146,046

				805,689

Internet Software & Services: 0.25%
Infor Software Parent LLC	6.50	5-15-2022	50,000	52,000
Infor Software Parent LLC (PIK at 7.88%) 144A¥	7.13	5-1-2021	75,000	77,063
Zayo Group LLC 144A	5.75	1-15-2027	25,000	26,433
Zayo Group LLC	6.38	5-15-2025	125,000	134,688

				290,184

IT Services: 0.24%
First Data Corporation 144A	5.00	1-15-2024	75,000	76,592
First Data Corporation 144A	5.38	8-15-2023	25,000	26,000
First Data Corporation 144A	5.75	1-15-2024	95,000	98,444
First Data Corporation 144A	7.00	12-1-2023	75,000	80,625

				281,661

Semiconductors & Semiconductor Equipment: 0.32%
Micron Technology Incorporated 144A	5.25	8-1-2023	25,000	25,219
Micron Technology Incorporated 144A	5.25	1-15-2024	75,000	75,938
Micron Technology Incorporated	5.50	2-1-2025	110,000	113,575
Micron Technology Incorporated 144A	5.63	1-15-2026	85,000	87,338
Micron Technology Incorporated	5.88	2-15-2022	65,000	67,844

				369,914

Software: 0.20%
Boxer Parent Company Incorporated (PIK at 9.75%) 144A¥	9.00	10-15-2019	150,000	150,563
SS&C Technologies Incorporated	5.88	7-15-2023	50,000	52,875
Symantec Corporation 144A	5.00	4-15-2025	25,000	25,660

				229,098

Technology Hardware, Storage & Peripherals: 1.05%
Diamond 1 Finance Corporation 144A	5.88	6-15-2021	225,000	238,033
Diamond 1 Finance Corporation 144A	7.13	6-15-2024	425,000	469,576
NCR Corporation	5.88	12-15-2021	15,000	15,713
NCR Corporation	6.38	12-15-2023	475,000	507,656

				1,230,978

8	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 28, 2017 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Materials: 0.82%

Chemicals: 0.04%
Celanese U.S. Holdings LLC	5.88%	6-15-2021	$20,000	$22,189
Valvoline Incorporated 144A	5.50	7-15-2024	25,000	26,375

				48,564

Containers & Packaging: 0.78%
Ball Corporation	5.25	7-1-2025	15,000	15,919
Berry Plastics Corporation	5.13	7-15-2023	50,000	51,500
Berry Plastics Corporation	6.00	10-15-2022	65,000	68,819
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	155,000	177,863
Crown Cork & Seal Company Incorporated (i)	7.50	12-15-2096	50,000	50,813
Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	50,000	53,688
Owens-Illinois Incorporated 144A	5.38	1-15-2025	50,000	51,563
Owens-Illinois Incorporated 144A	6.38	8-15-2025	250,000	271,406
Owens-Illinois Incorporated	7.80	5-15-2018	60,000	63,600
Sealed Air Corporation 144A	5.13	12-1-2024	75,000	78,375
Silgan Holdings Incorporated	5.00	4-1-2020	25,000	25,344

				908,890

Real Estate: 2.30%

Equity REITs: 1.99%
CoreCivic Incorporated	5.00	10-15-2022	100,000	102,000
Crown Castle International Corporation	4.88	4-15-2022	35,000	37,819
Crown Castle International Corporation	5.25	1-15-2023	70,000	76,621
DuPont Fabros Technology Incorporated LP	5.63	6-15-2023	225,000	234,281
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	340,000	354,450
Equinix Incorporated	5.75	1-1-2025	50,000	53,000
Equinix Incorporated	5.88	1-15-2026	100,000	106,812
ESH Hospitality Incorporated 144A	5.25	5-1-2025	275,000	277,406
Iron Mountain Incorporated 144A	4.38	6-1-2021	125,000	128,438
Iron Mountain Incorporated 144A	5.38	6-1-2026	100,000	99,500
Iron Mountain Incorporated 144A	6.00	10-1-2020	20,000	21,006
Iron Mountain Incorporated	6.00	8-15-2023	267,000	282,593
Sabra Health Care Incorporated	5.38	6-1-2023	75,000	75,000
Sabra Health Care Incorporated	5.50	2-1-2021	130,000	134,875
The Geo Group Incorporated	5.13	4-1-2023	45,000	45,113
The Geo Group Incorporated	5.88	1-15-2022	135,000	140,569
The Geo Group Incorporated	5.88	10-15-2024	100,000	103,000
The Geo Group Incorporated	6.00	4-15-2026	50,000	52,050

				2,324,533

Real Estate Management & Development: 0.31%
Onex Corporation 144A	7.75	1-15-2021	350,000	357,438

Telecommunication Services: 2.06%

Diversified Telecommunication Services: 0.84%
Citizens Communications Company	7.88	1-15-2027	25,000	20,750
Frontier Communications Corporation	8.13	10-1-2018	60,000	64,200
GCI Incorporated	6.75	6-1-2021	125,000	128,438
GCI Incorporated	6.88	4-15-2025	75,000	77,813

Portfolio of investments—February 28, 2017 (unaudited)	Wells Fargo Utilities and High Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Diversified Telecommunication Services (continued)
Level 3 Financing Incorporated	5.13%	5-1-2023	$75,000	$76,500
Level 3 Financing Incorporated 144A	5.25	3-15-2026	50,000	50,625
Level 3 Financing Incorporated	5.38	8-15-2022	125,000	129,594
Level 3 Financing Incorporated	5.38	1-15-2024	50,000	51,375
Level 3 Financing Incorporated	5.38	5-1-2025	75,000	77,438
Level 3 Financing Incorporated	5.63	2-1-2023	65,000	67,113
Level 3 Financing Incorporated	6.13	1-15-2021	80,000	82,900
SBA Communications Corporation	4.88	7-15-2022	100,000	102,125
SBA Communications Corporation 144A	4.88	9-1-2024	50,000	49,745

				978,616

Wireless Telecommunication Services: 1.22%
Sprint Capital Corporation	6.88	11-15-2028	425,000	454,750
Sprint Capital Corporation	8.75	3-15-2032	75,000	90,000
Sprint Communications Incorporated 144A	9.00	11-15-2018	25,000	27,375
T-Mobile USA Incorporated	6.00	3-1-2023	25,000	26,438
T-Mobile USA Incorporated	6.13	1-15-2022	25,000	26,487
T-Mobile USA Incorporated	6.25	4-1-2021	30,000	31,050
T-Mobile USA Incorporated	6.38	3-1-2025	145,000	155,872
T-Mobile USA Incorporated	6.46	4-28-2019	10,000	10,076
T-Mobile USA Incorporated	6.50	1-15-2024	5,000	5,373
T-Mobile USA Incorporated	6.54	4-28-2020	10,000	10,275
T-Mobile USA Incorporated	6.63	4-1-2023	35,000	37,170
T-Mobile USA Incorporated	6.63	4-28-2021	75,000	78,015
T-Mobile USA Incorporated	6.73	4-28-2022	375,000	390,000
T-Mobile USA Incorporated	6.84	4-28-2023	75,000	80,063

				1,422,944

Utilities: 1.33%

Gas Utilities: 0.07%
Amerigas Partners LP	5.75	5-20-2027	75,000	75,375

Independent Power & Renewable Electricity Producers: 1.26%
Calpine Corporation 144A	5.88	1-15-2024	20,000	21,100
Calpine Corporation 144A	6.00	1-15-2022	40,000	41,950
Calpine Corporation 144A	7.88	1-15-2023	31,000	32,249
NSG Holdings LLC 144A	7.75	12-15-2025	386,264	418,614
Pattern Energy Group Incorporated 144A	5.88	2-1-2024	350,000	359,188
TerraForm Power Operating LLC 144A	6.38	2-1-2023	425,000	439,875
TerraForm Power Operating LLC 144A	6.63	6-15-2025	150,000	157,500

				1,470,476

Total Corporate Bonds and Notes (Cost $33,092,212)				34,665,351

Loans: 0.99%

Consumer Discretionary: 0.32%

Hotels, Restaurants & Leisure: 0.32%
CCM Merger Incorporated ±<	4.03	8-8-2021	60,696	61,151
Montreign Operating Company ±	9.31	12-7-2022	300,000	305,250

				366,401

10	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 28, 2017 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Energy: 0.08%

Energy Equipment & Services: 0.03%
Hummel Station LLC ±	7.00%	10-27-2022	$42,991	$41,808

Oil, Gas & Consumable Fuels: 0.05%
Chesapeake Energy Corporation ±	8.55	8-23-2021	50,000	54,000

Financials: 0.04%

Capital Markets: 0.04%
American Beacon Advisors Incorporated ±	9.79	3-3-2023	50,000	49,500

Health Care: 0.02%

Health Care Providers & Services: 0.02%
Press Ganey Holdings Incorporated ±	8.25	10-21-2024	25,000	25,375

Industrials: 0.11%

Commercial Services & Supplies: 0.11%
Advantage Sales & Marketing LLC ±	7.50	7-25-2022	91,664	89,373
WASH Multifamily Laundry Systems LLC ±	4.25	5-14-2022	25,146	25,240
WASH Multifamily Laundry Systems LLC ±	4.25	5-14-2022	4,404	4,420
WASH Multifamily Laundry Systems LLC ±	8.00	5-12-2023	1,490	1,476
WASH Multifamily Laundry Systems LLC ±(i)	8.00	5-14-2023	8,510	8,424

				128,933

Information Technology: 0.37%

Internet Software & Services: 0.35%
Ancestry.com Incorporated ±	4.25	10-19-2023	225,000	227,531
Ancestry.com Incorporated ±	9.25	10-19-2024	175,000	178,792

				406,323

Technology Hardware, Storage & Peripherals: 0.02%
Peak 10 Incorporated ±(i)	8.28	6-17-2022	30,000	28,300

Utilities: 0.05%

Electric Utilities: 0.05%
Texas Competitive Electric Holdings Company LLC ±	4.02	12-14-2023	50,000	50,289

Total Loans (Cost $1,127,324)				1,150,929

	Dividend yield		Shares
Preferred Stocks: 17.98%

Utilities: 17.98%

Electric Utilities: 12.41%
Alabama Power Company	6.45		68,347	1,774,890
Alabama Power Company	6.50		103,283	2,727,322
Entergy Louisiana LLC	4.88		30,000	681,900
Georgia Power Company	6.50		44,043	4,524,097
Gulf Power Company	6.45		30,000	3,052,242

Portfolio of investments—February 28, 2017 (unaudited)	Wells Fargo Utilities and High Income Fund	11

Security name	Dividend yield		Shares	Value

Electric Utilities (continued)
NextEra Energy Capital	5.25%		18,826	$448,624
The Connecticut Light & Power Company	5.28		12,000	630,750
The Connecticut Light & Power Company	6.56		12,000	641,626

				14,481,451

Multi-Utilities: 5.57%
Dominion Resources Incorporated	5.25		74,195	1,746,550
DTE Energy Company	6.00		40,000	1,028,800
Just Energy Group Incorporated ±	1.26		150,000	3,718,500

				6,493,850

Total Preferred Stocks (Cost $21,039,800)				20,975,301

		Expiration date
Rights: 0.02%

Utilities: 0.02%

Electric Utilities: 0.02%
Texas Competitive Electric Holdings Company LLC Rights †(i)		10-10-2024	23,978	23,978

Total Rights (Cost $26,376)				23,978

Warrants: 0.00%

Utilities: 0.00%

Gas Utilities: 0.00%
Kinder Morgan Incorporated †		5-25-2017	16,000	50

Total Warrants (Cost $30,480)				50

	Interest rate	Maturity date	Principal
Yankee Corporate Bonds and Notes: 3.23%

Energy: 0.77%

Energy Equipment & Services: 0.12%
Ensco plc	5.75	10-1-2044	$180,000	140,400

Oil, Gas & Consumable Fuels: 0.65%
Baytex Energy Corporation 144A	5.13	6-1-2021	175,000	159,250
Baytex Energy Corporation 144A	5.63	6-1-2024	75,000	68,620
Griffin Coal Mining Company Limited 144A(a)(i)(s)	9.50	12-1-2016	93,118	372
Teekay Corporation	8.50	1-15-2020	535,000	535,000

				763,242

Financials: 0.11%

Banks: 0.11%
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	100,000	100,500
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	30,000	31,191

				131,691

12	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 28, 2017 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 0.77%

Pharmaceuticals: 0.77%
Mallinckrodt plc 144A	5.50%	4-15-2025	$50,000	$46,500
Mallinckrodt plc 144A	5.63	10-15-2023	20,000	19,200
Valeant Pharmaceuticals International Incorporated 144A	5.63	12-1-2021	50,000	42,125
Valeant Pharmaceuticals International Incorporated 144A	5.88	5-15-2023	180,000	144,788
Valeant Pharmaceuticals International Incorporated 144A	6.13	4-15-2025	550,000	441,375
Valeant Pharmaceuticals International Incorporated 144A	6.38	10-15-2020	100,000	91,000
Valeant Pharmaceuticals International Incorporated 144A	6.75	8-15-2021	25,000	22,563
Valeant Pharmaceuticals International Incorporated 144A	7.50	7-15-2021	94,000	86,304

				893,855

Industrials: 0.59%

Building Products: 0.01%
Allegion plc	5.88	9-15-2023	15,000	16,125

Commercial Services & Supplies: 0.56%
GFL Environmental Incorporated 144A	7.88	4-1-2020	250,000	258,750
GFL Environmental Incorporated 144A	9.88	2-1-2021	50,000	54,375
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	325,000	334,304

				647,429

Machinery: 0.02%
Sensata Technologies BV 144A	5.00	10-1-2025	20,000	20,300

Materials: 0.12%

Containers & Packaging: 0.05%
Ardagh Packaging Finance plc 144A	7.25	5-15-2024	50,000	54,500

Metals & Mining: 0.07%
Hudbay Minerals Incorporated 144A	7.25	1-15-2023	25,000	26,688
Hudbay Minerals Incorporated 144A	7.63	1-15-2025	25,000	27,313
Novelis Corporation 144A	6.25	8-15-2024	25,000	26,500

				80,501

Telecommunication Services: 0.87%

Diversified Telecommunication Services: 0.87%
Intelsat Jackson Holdings SA	5.50	8-1-2023	545,000	451,669
Intelsat Jackson Holdings SA	7.25	4-1-2019	200,000	191,500
Intelsat Luxembourg SA	7.75	6-1-2021	125,000	70,234
Intelsat Luxembourg SA	8.13	6-1-2023	500,000	272,500
Virgin Media Finance plc 144A	6.38	4-15-2023	25,000	26,250

				1,012,153

Total Yankee Corporate Bonds and Notes (Cost $4,169,904)				3,760,196

Portfolio of investments—February 28, 2017 (unaudited)	Wells Fargo Utilities and High Income Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 7.36%

Investment Companies: 7.36%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.48%	8,583,240	$8,583,240

Total Short-Term Investments (Cost $8,583,240)			8,583,240

Total investments in securities (Cost $118,024,091) *	118.25%	137,920,065
Other assets and liabilities, net	(18.25)	(21,282,111)

Total net assets	100.00%	$116,637,954

†	Non-income-earning security

(i)	Illiquid security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

±	Variable rate investment. The rate shown is the rate in effect at period end.

<	All or a portion of the position represents an unfunded loan commitment.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for unfunded loans.

*	Cost for federal income tax purposes is $118,287,863 and unrealized gains (losses) consists of:

Gross unrealized gains	$24,791,980
Gross unrealized losses	(5,159,778)

Net unrealized gains	$19,632,202

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF AUGUST 13, 2014

1.    Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

2.    Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

3.    Responsibilities

(a)    Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review areport from Funds Management on the proxy voting process.

(b)    Funds Management Proxy Committee

(i)	Responsibilities. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on the proxy voting process.

(ii)	Voting Guidelines. Appendix A hereto sets forth guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will forward the proxy to the Proxy Committee for a vote determination by the Proxy Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Committee shall have the authority to direct ISS to forward the proxy to the Proxy Committee for a discretionary vote by the Proxy Committee if the Proxy Committee determines that a case-by-case review of such matter is warranted. The Proxy Committee may also consult Fund sub-advisers on certain proxy voting issues on a case-by-case basis as the Proxy Committee deems appropriate or to the extent that a sub-adviser of a Fund makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

(iii)	Proxy Committee. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of:

(i)    independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

(iv)	Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

(v)	Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

(vi)	Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing ISS to vote in accordance with the recommendation ISS makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders (“mirror voting”); or (8) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients.

(vii)	Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least semi- annually to review the Procedures and the performance of ISS in exercising its proxy voting responsibilities.

(viii)	Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Erik Sens, Aldo Ceccarelli and Melissa Duller. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

4.    Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

5.    Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to ISS’ current U.S. and International proxy voting guidelines. Proxies related to issues not addressed by the specific guidelines below or by ISS’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.	FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.	WITHHOLD

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

Limitation on Number of Boards a Director May Sit On

THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit- related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.	AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR AGAINST

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.	CASE-BY-CASE

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Director Fees

THE FUNDS, will vote for proposals to set director fees.	FOR

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.

AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.

AGAINST

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.

AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power,	CASE-BY-CASE

without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.

THE FUNDS will vote for this item when:

CASE-BY-CASE

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.

CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy.

CASE-BY-CASE

THE FUNDS will vote for against cumulative voting if the board is elected annually.	AGAINST

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

FOR

Shareholder Rights Plan (Poison Pills) THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR CASE-BY-

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and- file shareholders and may have an adverse effect on corporate image.

FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.

FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.

AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Confidential Voting THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.

AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.

AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.

FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.

AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.

FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.

CASE-BY-CASE

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.

FOR FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless:	FOR AGAINST

• there is clear evidence of past abuse of the authority; or	AGAINST

• the plan contains no safeguards against selective buy-backs.

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.	CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity- based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:

• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.	AGAINST

THE FUNDS will vote against equity plans that have high average three- year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.	AGAINST

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.	FOR

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY-CASE

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.	FOR

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR AGAINST

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	CASE-BY-CASE

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	FOR

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.	FOR CASE-BY-CASE

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.

CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless

FOR

• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.

FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals seek to limit executive and director pay.	AGAINST

Tax-Gross-Up Payments THE FUNDS will examine on a case-by-case basis proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives.	CASE-BY-CASE

Relocation Benefits The FUNDS will not consider relocation benefits as a problematic pay practice in connection with management say-on-pay proposals.

Exchange Offers/Re-Pricing The FUNDS will not vote against option exchange programs made available to executives and directors that are otherwise found acceptable.

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.

FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:

• arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;	CASE-BY-CASE

• guarantees of benefits if a key employee voluntarily terminates;

• guarantees of benefits to employees lower than very senior management; and	AGAINST

• indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.

AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision- making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:		CASE-BY-CASE

•	anticipated financial and operating benefits;

•	offer price (cost versus premium);

•	prospects for the combined companies;

•	how the deal was negotiated;	CASE-BY-CASE

•	changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.		CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders.

Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation.

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.		FOR

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis.		CASE-BY-CASE

Proposals may include, and are not limited to, the following issues:

•	eliminating the need for annual meetings of mutual fund shareholders;

•	entering into or extending investment advisory agreements and management contracts;

•	permitting securities lending and participation in repurchase agreements;

APPENDIX B TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has over 38 years of investment industry experience. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has over 22 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has over 17 years of investment industry experience. He has served as an overlay portfolio manager and investment consultant. He holds a Master’s Degree from the University of Wisconsin – Milwaukee and Bachelor’s degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Aldo Ceccarelli, CFA

Mr. Ceccarelli has over 14 years of investment industry experience. He has served as Fixed Income Analyst with responsibilities including portfolio manager selection and performance. He earned his bachelor’s degree in business administration with an emphasis in economics from Santa Clara University. He has earned the right to use the CFA designation and is a member of the CFA Institute and the CFA society of San Francisco.

Melissa Duller, CIMA, CFA

Ms. Duller has over 16 years of experience in the investment industry. She has served as an investment analyst, provides oversight for domestic equity strategies and assists with investment communications for core equity mutual funds, sector specific mutual funds, and closed-end funds. She has also provided research and communications for growth equity and international equity strategies as well as short-term and tax advantaged fixed income products. In addition, she has served as a regional investment manager for high net worth individuals, personal trusts, and charitable foundations.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Utilities and High Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Utilities and High Income Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	April 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Utilities and High Income Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	April 26, 2017

By:	/s/ Nancy Wiser
Nancy Wiser
Treasurer

Date:	April 26, 2017